                                                                      EXHIBIT 24

                               COMSAT CORPORATION

                               POWERS OF ATTORNEY

    Each of the undersigned hereby appoints Bruce L. Crockett, President and Chief Executive Officer, Allen E. Flower, Acting Chief Financial Officer and Controller, Warren Y. Zeger, Vice President, General Counsel and Secretary, and Robert N. Davis, Jr., Assistant General Counsel, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement on Form S-3 relating to the offer and sale of up to an aggregate principal amount of $200 million of non-convertible Monthly Income Preferred Securities (MIPS), non-convertible Quarterly Income Preferred Securities (QUIPS), or convertible MIPS or QUIPS which are convertible into shares of the Corporation's Common Stock, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                            (1)     Principal executive officer

                                                                /s/ BRUCE L. CROCKETT
                                                    ---------------------------------------------
Date: May 19, 1995                                          (Bruce L. Crockett, President
                                                             and Chief Executive Officer)

                                            (2)     Principal financial officer

                                                                 /s/ ALLEN E. FLOWER
                                                    ---------------------------------------------
Date: May 19, 1995                                             (Allen E. Flower, Acting
                                                               Chief Financial Officer)

                                            (3)     Principal accounting officer

                                                                 /s/ ALLEN E. FLOWER
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Allen E. Flower, Controller)

                                            (4)     Board of Directors

                                                                /s/ LUCY WILSON BENSON
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Lucy Wilson Benson, Director)

                                                                 /s/ EDWIN I. COLODNY
Date: May 19, 1995                                  ---------------------------------------------
                                                             (Edwin I. Colodny, Director)

                                                                /s/ BRUCE L. CROCKETT
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Bruce L. Crockett, Director)

                                                             /s/ LAWRENCE S. EAGLEBURGER
Date: May 19, 1995                                  ---------------------------------------------
                                                         (Lawrence S. Eagleburger, Director)

                                                                 /s/ NEAL B. FREEMAN
Date: May 19, 1995                                  ---------------------------------------------
                                                             (Neal B. Freeman, Director)

                                                                /s/ BARRY M. GOLDWATER
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Barry M. Goldwater, Director)

                                                                 /s/ ARTHUR HAUSPURG
Date: May 19, 1995                                  ---------------------------------------------
                                                             (Arthur Hauspurg, Director)

                                                                 /s/ PETER S. KNIGHT
Date: May 19, 1995                                  ---------------------------------------------
                                                             (Peter S. Knight, Director)

                                                                 /s/ MELVIN R. LAIRD
                                                    ---------------------------------------------
Date: May 19, 1995                                          (Melvin R. Laird, Chairman of
                                                               the Board and Director)

                                                                 /s/ PETER W. LIKINS
Date: May 19, 1995                                  ---------------------------------------------
                                                             (Peter W. Likins, Director)

                                                    ---------------------------------------------
Date: May 19, 1995                                            (Howard M. Love, Director)

                                                                /s/ CHARLES T. MANATT
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Charles T. Manatt, Director)

                                                                /s/ ROBERT G. SCHWARTZ
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Robert G. Schwartz, Director)

                                                                   /s/ C. J. SILAS
Date: May 19, 1995                                  ---------------------------------------------
                                                               (C. J. Silas, Director)

                                                                /s/ DOLORES D. WHARTON
Date: May 19, 1995                                  ---------------------------------------------
                                                            (Dolores D. Wharton, Director)

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